                                                                   EXHIBIT 99.11


Report Date: 07/25/98           INCOME STATEMENT             Page:        1
Company: SW             SOUTHWEST PROPERTIES GROUP, INC.     Date: 08/12/98
Development ID: ELA             96 ELDORADO I LTD            Time: 12:10:29



                                                        CURRENT PERIOD

                                    1 MONTH         1 MONTH
                         THRU:      JUN 1998         BUDGET         VARIANCE           %
                                   ----------      ----------      ----------      ----------
                                                            REVENUES

RENTAL INCOME
Gross Scheduled Income                168,960         168,960               0            0.00
Vacancies - Apartments                (30,433)        (11,827)        (18,606)        (157.32)
Concession/Mkt Gain (Loss)             (9,533)         (1,250)         (8,283)        (662.64)
Employee Rent Allowances                 (638)           (589)            (49)          (8.23)
Month to Month Premium                      0             100            (100)        (100.00)
Security Deposit Forfeit                  150             200             (50)         (25.00)
                                   ----------      ----------      ----------      ----------

TOTAL RENT REVENUE                    128,506         155,594         (27,088)         (17.41)

BAD DEBT
Low Delinquencies                      (3,352)         (2,500)           (852)         (34.07)
Paid Delinquencies                        920           1,652            (732)         (44.31)
                                   ----------      ----------      ----------      ----------

TOTAL BAD DEBT                         (2,432)           (848)         (1,584)        (186.77)

PREPAID RENT
Prepaid Rents                          23,525             595          22,930        3,853.71
Prepaid Rents Applied                 (25,591)           (595)        (24,996)        ****.**
                                   ----------      ----------      ----------      ----------

NET PREPAID RENT                       (2,066)              0          (2,066)           0.00
                                   ----------      ----------      ----------      ----------

NET RENTAL COLLECTION                 124,008         154,746         (30,738)         (19.86)

OTHER INCOME
Damages and Cleaning Fees                   0               0               0            0.00
Other Revenue                             481           7,260          (6,779)         (93.37)
Rent Inc. - Application Fee               965             600             365           60.83
Interest Income                             0               0               0            0.00
Pending/Tel./Utility/Etc.                 523             100             423          422.85
Rent Income-Late Charges                1,301             250           1,051          420.21
NSF Fees                                   50             100             (50)         (50.00)
Rent Inc.-Furniture/Eqpts               1,103           1,040              63            6.04
Rent Inc.-Garage/Storage                2,478           4,485          (2,007)         (44.74)
Rent Income-Pet Income                    600               0             600            0.00
Insufficient Notice Penalty             1,715             200           1,515          757.35
                                   ----------      ----------      ----------      ----------

TOTAL OTHER INCOME                      9,216          14,035          (4,819)         (34.34)
                                   ----------      ----------      ----------      ----------

EFFECTIVE GROSS INCOME                133,224         168,781         (35,557)         (21.07)




                                                          YEAR-TO-DATE

                                     6 MONTHS        6 MONTHS
                         THRU:       JUN 1998         BUDGET        VARIANCE             %
                                   -----------      ----------      ----------      ----------
                                                            REVENUES
RENTAL INCOME
Gross Scheduled Income               1,013,760       1,013,760               0            0.00
Vacancies - Apartments                (213,873)       (135,166)        (78,707)         (58.23)
Concession/Mkt Gain (Loss)             (37,406)        (31,910)         (5,496)         (17.22)
Employee Rent Allowances                (2,922)         (3,534)            612           17.31
Month to Month Premium                     100             600            (500)         (83.33)
Security Deposit Forfeit                 2,350           1,200           1,150           95.83
                                   -----------      ----------      ----------      ----------

TOTAL RENT REVENUE                     762,008         844,950         (82,942)          (9.82)

BAD DEBT
Low Delinquencies                      (22,843)        (15,000)         (7,843)         (52.29)
Paid Delinquencies                      19,157          10,499           8,658           82.46
                                   -----------      ----------      ----------      ----------

TOTAL BAD DEBT                          (3,686)         (4,501)            815           18.10

PREPAID RENT
Prepaid Rents                           98,853           3,570          95,283        2,668.98
Prepaid Rents Applied                 (104,005)         (3,570)       (100,435)        ****.**
                                   -----------      ----------      ----------      ----------

NET PREPAID RENT                        (5,152)              0          (5,152)           0.00
                                   -----------      ----------      ----------      ----------

NET RENTAL COLLECTION                  753,170         840,449         (87,279)         (10.38)

OTHER INCOME
Damages and Cleaning Fees                2,735               0           2,735            0.00
Other Revenue                             (270)         14,520         (14,790)        (101.86)
Rent Inc. - Application Fee              2,345           3,600          (1,255)         (34.86)
Interest Income                          5,461               0           5,461            0.00
Pending/Tel./Utility/Etc.                7,820             600           7,220        1,203.31
Rent Income-Late Charges                 4,421           1,500           2,921          194.71
NSF Fees                                   750             600             150           25.00
Rent Inc.-Furniture/Eqpts                7,882           6,240           1,642           26.32
Rent Inc.-Garage/Storage                15,007          26,910         (11,903)         (44.23)
Rent Income-Pet Income                   1,800               0           1,800            0.00
Insufficient Notice Penalty              9,528           1,200           8,328          693.98
                                   -----------      ----------      ----------      ----------

TOTAL OTHER INCOME                      57,479          55,170           2,309            4.18
                                   -----------      ----------      ----------      ----------

EFFECTIVE GROSS INCOME                 810,649         895,619         (84,970)          (9.49)


----------------------------------------------------------------------------------------------------------------------------------
Report Date:  07/25/98                                  Income Statement                                           Page:         2
Company:  SW                                    SOUTHWEST PROPERTIES GROUP, INC.                                   Date:  08/12/98
Development ID:  ELA                                  96 ELDORADO I LTD                                            Time:  12:10:31

----------------------------------------------------------------------------------------------------------------------------------
                                           Current Period                                         Year-to-Date
                                1 Month       1 Month                                6 Months      6 Months
                    Thru:       Jun 1998       Budget      Variance          %       Jun 1998      Budget      Variance       %
----------------------------------------------------------------------------------------------------------------------------------
                                                            EXPENSES
PAYROLL/BENEFITS

Manager/Assistant                 5,133        3,694       (1,439)       (38.94)     28,877      25,131         (3,746)    (14.91)
Rental Agent Payroll              2,044        1,203         (841)       (69.91)     10,096       7,218         (2,878)    (39.87)
Maintenance Payroll               5,044        3,523       (1,521)       (43.16)     27,100      22,269         (4,831)    (21.69)
Grounds Payroll                     746          737           (9)        (1.20)      4,924       4,422           (502)    (11.34)
Cleaning Payroll                    746          737           (9)        (1.20)      4,926       4,422           (504)    (11.39)
Courtesy Officer Allowance          595          595            0          0.00       3,570       3,570              0       0.00
Payroll Taxes-Unemployment          112          532          420         78.86       1,709       2,956          1,247      42.18
Payroll Taxes - FICA                938        1,025           87          8.45       6,003       5,696           (307)     (5.39)
Health Ins. & Other Bene.           735        1,145          410         35.79       7,813       6,870           (943)    (13.73)
Payroll-Workers Compensation      1,186        1,295          109          8.41       7,779       7,198           (581)     (8.07)
                             ----------   ----------   ----------    ----------    --------    --------    -----------     ------
TOTAL PAYROLL/BENEFITS           17,279       14,486       (2,793)       (19.28)    102,797      89,752        (13,045)    (14.53)

RENTING EXPENSES
Advertising & Promotions          2,220        1,085       (1,135)      (104.61)     16,977       7,550         (9,427)   (124.85)
Advertising-Publications              0            0            0          0.00         675           0           (675)      0.00
Promotional Expense                 283            0         (283)         0.00       1,771           0         (1,771)      0.00
Outside Commissions               1,800          500       (1,300)      (260.00)      6,357       3,000         (3,357)   (111.88)
Commissions                         700        3,500        2,800         80.00       7,775      11,000          3,225      29.32
Credit Checks                       374          500          126         25.20       2,277       3,000            723      24.10
Resident Retention                  214            0         (214)         0.00         671           0           (671)      0.00
Misc. Renting Expenses                0          100          100        100.00       1,855       1,000           (855)    (85.53)
                             ----------   ----------   ----------    ----------  ----------  ----------    -----------     ------
TOTAL RENTING EXPENSE             5,592        5,685           93          1.64      38,357      25,550        (12,807)    (50.13)

ADMINISTRATIVE EXPENSE
Telephone Expenses                  581          313         (268)       (85.47)      3,926       2,176         (1,750)    (80.42)
Office Supplies                   1,927          150       (1,777)      ****.**       6,547         900         (5,647)   (627.41)
Postage & Delivery                  275           32         (243)      (757.81)      1,066         192           (874)   (454.96)
Management Fee                    5,108        5,664          556          9.83      26,070      33,984          7,914      23.29
Asset Management Fee              2,189        2,427          238          9.81      14,557      14,562              5       0.03
Legal Expenses (Project)              0          200          200        100.00         225       1,200            975      81.25
Misc. Administr. Expenses            85           50          (35)       (70.60)      2,337         300         (2,037)   (678.95)
                             ----------   ----------   ----------    ----------  ----------  ----------    -----------     ------
TOTAL ADMINISTRATIVE EXP         10,164        8,836       (1,328)       (15.03)     54,727      53,314         (1,413)     (2.65)

UTILITIES
Electricity-Common Areas          2,243        2,550          307         12.03      15,546      15,300           (246)     (1.61)
Electricity-Vacant Units          1,984          250       (1,734)      (693.45)     10,347       1,500         (8,847)   (589.83)
Water/Sewer - Common Area         6,230        3,000       (3,230)      (107.65)     27,719      18,000         (9,719)    (53.99)
                             ----------   ----------   ----------    ----------  ----------  ----------    -----------     ------
TOTAL UTILITY EXPENSE            10,456        5,800       (4,656)       (80.28)     53,612      34,800        (18,812)    (54.06)

OPERATING EXPENSE
Cleaning Supplies                    66          100           34         33.92         771         600           (171)    (28.52)
Security Contract                   476          513           37          7.29       2,771       3,078            307       9.98
Exterminating Contract              270          271            1          0.30       1,621       1,626              5       0.30


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

Report Date: 07/25/98               INCOME STATEMENT             Page:        3
Company: SW                 SOUTHWEST PROPERTIES GROUP, INC.     Date: 08/12/98
Development ID: ELA                 96 ELDORADO I LTD            Time: 12:10:33


                                          CURRENT PERIOD                              Year-to-Date

                            1 Month    1 Month                         6 Months    6 Months
             Thru:          Jun 1998    Budget    Variance       %      Jun 1998    Budget    Variance       %
                            --------   --------   --------    --------  --------   --------   --------    --------

Garbage & Trash Removal          230      1,010        780       77.18     3,288      6,060      2,772       45.74
Uniforms                       1,000          0     (1,000)       0.00     1,000      2,500      1,500       60.02
Licenses/Permits/Signs           715          0       (715)       0.00       715          0       (715)       0.00
Cleaning-Contract                405          0       (405)       0.00       405          0       (405)       0.00
Corporate Unit Expenses          469          0       (469)       0.00     7,548          0     (7,548)       0.00
                            --------   --------   --------    --------  --------   --------   --------    --------

TOTAL OPERATING EXPENSE        3,631      1,894     (1,737)     (91.69)   18,119     13,864     (4,255)     (30.69)

REPAIRS & MAINTENANCE
Fence & Gate Repairs           2,016          0     (2,016)       0.00     2,600          0     (2,600)       0.00
Plumbing Repairs                   0        150        150      100.00       165        500        335       66.94
Electrical Repairs                 0        150        150      100.00       150        500        350       70.03
Electrical-Contract                0          0          0        0.00        11          0        (11)       0.00
Air Conditioning                   0        510        510      100.00       451      1,120        669       59.76
Swimming Pool/Parts/Suppl          0        175        175      100.00       487      1,025        538       52.47
Misc. Maintenance Expense         11        150        139       92.97       927        900        (27)      (3.03)
Equipment Parts/Supplies          40        200        160       79.99       193        800        607       75.86
                            --------   --------   --------    --------  --------   --------   --------    --------

TOTAL REPAIR & MAINT EXP       2,066      1,335       (731)     (54.79)    4,985      4,845       (140)      (2.88)

GROUNDS EXPENSE
Grounds Contract               2,517      2,500        (17)      (0.67)   15,101     15,000       (101)      (0.67)
                            --------   --------   --------    --------  --------   --------   --------    --------

TOTAL GROUNDS EXPENSE          2,517      2,500        (17)      (0.67)   15,101     15,000       (101)      (0.67)

DECORATING EXPENSE
Painting/Decorating Contr        450         50       (400)    (800.90)      777        300       (477)    (159.10)
Make Ready Supplies              933      1,000         67        6.71     5,300      6,000        700       11.66
Carpet Cleaning & Repairs      3,608        510     (3,098)    (607.49)   11,085      2,050     (9,035)    (440.72)
Misc. Operating Expenses         100          0       (100)       0.00     1,230          0     (1,230)       0.00
                            --------   --------   --------    --------  --------   --------   --------    --------

DECORATING EXPENSE             5,092      1,560     (3,532)    (226.39)   18,392      8,350    (10,042)    (120.26)

OTHER EXPENSE
Property Insurance             1,333      1,333          0        0.00     7,998      7,998          0        0.00
Taxes                         22,670     22,670          0        0.00   136,020    136,020          0        0.00
Other Insurance                    0          0          0        0.00     4,317          0     (4,317)       0.00
                            --------   --------   --------    --------  --------   --------   --------    --------

TOTAL OTHER EXPENSE           24,003     24,003          0        0.00   148,335    144,018     (4,317)      (3.00)
                            --------   --------   --------    --------  --------   --------   --------    --------

TOTAL OPERATING EXPENSE       80,801     66,099    (14,702)     (22.24)  454,427    389,493    (64,934)     (16.67)
                            --------   --------   --------    --------  --------   --------   --------    --------

NET OPERATING INCOME          52,423    102,682    (50,259)     (48.95)  356,222    506,126   (149,904)     (29.62)



----------------------------------------------------------------------------------------------------------------------------------
Report Date:  07/25/98                                  INCOME STATEMENT                                           Page:         4
Company:  SW                                    SOUTHWEST PROPERTIES GROUP, INC.                                   Date:  08/12/98
Development ID:  ELA                                  96 ELDORADO I LTD                                            Time:  12:10:35

----------------------------------------------------------------------------------------------------------------------------------
                                        Current Period                                        Year-to-Date
                             1 Month       1 Month                                  6 Months    6 Months
                    Thru:    Jun 1998       Budget       Variance         %         Jun 1998    Budget       Variance         %
----------------------------------------------------------------------------------------------------------------------------------
ESCROW/RESERVE ACTIVITY

Replacement Reserve               3,155        3,155             0          0.00      18,930      18,930              0       0.00
                             ----------   ----------    ----------    ----------    --------    --------    -----------     ------
TOTAL ESCROW/RESERVE              3,155        3,155             0          0.00      18,930      18,930              0       0.00
                             ----------   ----------    ----------    ----------    --------    --------    -----------     ------
NET OPERATING INCOME             49,268       99,527       (50,259)       (50.50)    337,292     487,196       (149,904)    (30.77)
                             ==========   ==========    ==========    ==========    ========    ========    ===========     ======

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